SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including Exhibit 99.1 to this Form 8-K, is being furnished, not filed, pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On November 7, 2012, MBIA Inc. (“MBIA”) issued a press release announcing its results of operations for the quarter ended September 30, 2012.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 7.01.     REGULATION FD DISCLOSURE.

On November 7, 2012, MBIA will post on its Web site, www.mbia.com, under the section “Selected Exposures,” certain information on MBIA Insurance Corporation’s structured finance insured portfolio and non-U.S. public finance insured portfolio as of September 30, 2012.  The information will be posted as “MBIA Insurance Corp.’s Structured Finance Insured Portfolio” and “MBIA Insurance Corp.’s Non-U.S. Public Finance Insured Portfolio.” In addition, on National Public Finance Guarantee Corporation’s Web site, www.nationalpfg.com, under the section “Insured Portfolio,” certain information on its insured portfolio will be posted as “National Public Finance Guarantee Corporation’s Insured Portfolio” as of September 30, 2012.

On November 7, 2012, MBIA commenced a consent solicitation to amend the Indentures governing its 6.40% Senior Notes due 2022, 7.00% Debentures due 2025, 7.15% Debentures due 2027, 6.625% Debentures due 2028 and 5.70% Senior Notes due 2034 (the “Notes”) and is distributing to holders of the Notes a Consent Solicitation Statement, filed as Exhibit 99.3 hereto.  The Consent Solicitation Statement may also be accessed by visiting http://docs.mbia.com.  In connection with the consent solicitation, MBIA issued a press release that is attached hereto as Exhibit 99.2.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc., dated November 7, 2012, announcing its results of operations for the quarter ended September 30, 2012.

99.2  Press Release issued by MBIA Inc., dated November 7, 2012, announcing commencement of a consent solicitation.

99.3  Consent Solicitation Statement of MBIA Inc., dated November 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date: November 7, 2012

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated November 7, 2012

99.1  Press Release issued by MBIA Inc., dated November 7, 2012, announcing its results of operations for the quarter ended September 30, 2012.

99.2  Press Release issued by MBIA Inc., dated November 7, 2012, announcing commencement of a consent solicitation.

99.3  Consent Solicitation Statement of MBIA Inc., dated November 7, 2012.